UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Southwestern Energy Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOUTHWESTERN ENERGY COMPANY 10000 ENERGY DRIVE SPRING, TX 77389	Your Vote Counts! SOUTHWESTERN ENERGY COMPANY 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET

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You invested in SOUTHWESTERN ENERGY COMPANY and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.

Get informed before you vote
View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 19, 2022 9:00 AM CDT
10000 Energy Drive Spring, TX 77389

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items				Recommends
1.	Election of Directors
Nominees:
	01) John D. Gass	04) Greg D. Kerley	07) Anne Taylor	For
	02) S. P. "Chip" Johnson IV	05) Jon A. Marshall	08) Denis J. Walsh III
	03) Catherine A. Kehr	06) Patrick M. Prevost	09) William J. Way

2.	Non-binding advisory vote to approve compensation of our Named Executive Officers for 2021 (Say-on-Pay).			For
3.	To consider and act upon a proposal to approve our 2022 Incentive Plan.			For
4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.			For
5.	To consider and act upon a shareholder proposal regarding special meetings, if properly presented at the Annual Meeting.			Against

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